                                                                               .
                                                                               .
                                                                               .
                                                                   EXHIBIT 99.17

                      aggregate pool
    gross WAC           10.334%

   wtd avg FICO            661
    FICO < 600             2.8%
   FICO 600-650           43.6%

   wtd avg CLTV          99.17%
    CLTV = 80             0.23%
   CLTV > 80.01          99.33%
  LTV 95.01 -100         90.60%
   Full Doc (%)          52.99%
  Stated Doc (%)         26.75%

    purch (%)            83.60%
   CO refi (%)           14.29%
   Own Occ (%)           97.77%
Prepay Penalty (%)       44.94%
     DTI (%)             41.70%
    ARM ? (%)             0.00%
     2/28 (%)             0.00%
     3/27 (%)             0.00%
   1st Lien (%)           0.00%
 Avg Loan Balance       38,291
    # of Loans          14,880
 Loan Bal < $100k        91.88%
 Mtg Rates > 12%          6.76%
Manuf Housing (%)         0.02%

  largest state       CA 30.33%
  silent 2nd (%)           N/A
   IO loans (%)           0.00%
      5yr IO              0.00%
     2 yr IO              0.00%
     IO: FICO             0.00%
      IO LTV              0.00%
      IO DTI              0.00%
   IO full doc            0.00%
    IO: purch             0.00%